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UNITED STATES SECURITIES
AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

☐	Quarterly report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
☒	Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 11, 2003

Commission file number 1-12630

CENTERPOINT PROPERTIES TRUST

Maryland	36-3910279
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1808 Swift Road, Oak Brook, Illinois 60523

(630) 586-8000
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On April 4, 2003, CenterPoint Properties Trust (the "Company") published and mailed notice that it will redeem all outstanding shares of its 8.48% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest (the "Series A Preferred Shares") on May 6, 2003 at a price of $25.00 per share, plus $0.0353 per share in accrued and unpaid dividends to the redemption date, for an aggregate redemption price of $25.0353 per share. For further information concerning the redemption, see the press release which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release of Company dated April 1, 2003 pertaining to the announced redemption of the Series A Preferred Shares.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST a Maryland corporation
Dated: April 11, 2003	By:	/s/ PAUL S. FISHER Paul S. Fisher Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Company dated April 1, 2003 pertaining to the announced redemption of the Series A Preferred Shares.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES